LINDNER INVESTMENTS

SUPPLEMENT, dated April 19, 2000, to Prospectus and Statement of Additional Information, dated October 15, 1999:

1. The information appearing on page 31 of the Prospectus in the second paragraph under the caption "Management of the Trust", and the information appearing on pages 24-25 of the Statement of Additional Information under "Portfolio Manager" is amended to read as follows:

         The Board of Directors of Lindner Asset Management, Inc., adviser to the Lindner Funds, has appointed individual portfolio co-managers for each of the Lindner Funds, and these co-managers will replace the Adviser's previous Investment Committee-style of management. The following investment professionals were appointed as co-managers for the various Lindner Funds:

Lindner Asset Allocation Fund:
         -- Mark T. Finn and Jeffrey D. Fotta, CFA, co-Managers of the Equity portion;
         -- Gerald H. Barnes, CFA, Manager of the Fixed-Income portion. Lindner Utility Fund:
         -- Gerald H. Barnes, Mark T. Finn and Thomas F. Lynch, Co-Managers. Lindner Large Cap Fund:
         --  Mark T. Finn and Jeffrey D. Fotta, co-Managers.
Lindner Small Cap Fund:
         --  Mark T. Finn and Jonathan F. Finn, CFA, co-Managers.
Lindner Opportunities Fund:
         --  Mark T. Finn and Jonathan F. Finn, co-Managers.
Lindner Market Neutral Fund:
         --  Jeffrey D. Fotta and Thomas F. Lynch, co-Managers.

         Mark T. Finn, Vice Chairman and Chief Operating Officer of Lindner Asset Management, has also been appointed as Chief Investment Officer of the Adviser, and he will continue in a supervisory capacity over all of the newly appointed Lindner Fund portfolio managers. Mr. Finn will serve as co-Manager for most of the Lindner Funds, with the exception of the Lindner Government Money Market Fund and the Lindner Market Neutral Fund. Mr. Finn has been Vice Chairman and Chief Operating Officer of the Adviser since March 1999. Mr. Finn received an MBA degree from the College of William and Mary in 1987. Mr. Finn has also served as the Chairman of Vantage Consulting Group, Inc., an investment counseling firm and a registered investment adviser for more than five years and is Trustee of CitiFunds, a family of mutual funds sponsored by Citibank, NA.

         Gerald H. Barnes graduated from the University of Virginia in 1969 with a BS in Commerce and began his investment career in 1971 as a research analyst in the Trust Division of Virginia National Bank. In this capacity, he had responsibility for the electric utilities and telecommunications industries. Mr. Barnes remained with the Bank until 1984 and attained the position of Senior Vice President and manager of the Bank's Employee Benefit Equity Funds. During most of his tenure with the Bank, Mr. Barnes maintained analytical responsibility for electric utilities and telecommunications equities. Mr. Barnes was employed by Delta Financial, Inc., an investment management firm located in Virginia Beach, Virginia, from 1984 until 1991, where he held positions in investment research and portfolio management. Since 1991, he has been employed as President of Vantage Consulting Group, Inc. In 1995, Mr. Barnes earned an MBA degree from Old Dominion University. Mr. Barnes earned the Chartered Financial Analyst designation in 1977.

         Jonathan F. Finn, the son of Mark Finn. He graduated from the University of Virginia in 1995 with a BA in Economics. Since 1995, Jon Finn has been employed by Vantage Consulting Group, Inc., in various roles of increasing responsibility ranging from Manager of Information Technology to Quantitative Research Analyst. In 1999, he earned his Chartered Financial Analyst designation.

         Jeffrey D. Fotta received both an MBA in Finance (1992) and a BA in Economics and Philosophy (1985) from Boston College. He is a member of the Boston Security Analysts Society, the Association of Investment Management and Research, and the International Association of Financial Engineers. Mr. Fotta also teaches the core finance course at the Carroll Graduate School of Management at Boston College. Mr. Fotta has over fifteen years of experience in fundamental analysis of equity securities and is founder and Managing Partner of Ernst Research and Management, LLC. His work ranges from pure fundamental equity analysis to being active in the investment banking and venture capital markets. The focus of Mr. Fotta's work has been in quantifying and developing the Dual Cash Flow model for use in the security selection process. His work has led to the identification of price reaction of individual securities to overall levels of liquidity in both the micro and macro-economic environments. Mr. Fotta has been employed by the Adviser since April 1999. Mr. Fotta earned the Chartered Financial Analyst designation in 1996.

         Thomas Lynch received a BS degree in Computer Science and Mathematics from Boston College in 1986. Mr. Lynch has over twenty years of experience in macro and micro-economic modeling, and computer programming. For the past eight years, he has been developing research based on quantitative analysis, as well as developing several portfolio trading strategies and products. Mr. Lynch has extensive experience with the selection and optimization of equity positions for market neutral and long strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity.

2. In addition, as previously disclosed in a Supplement dated January 3, 2000, the Board of Trustees of Lindner Investments has approved a change in the non-fundamental investment policies of the Lindner Opportunities Fund to permit that Fund to purchase put and call options on individual stocks, indexed securities and securities indices for hedging purposes only, limited to not more than 5% of the Fund's total assets.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE